                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1

--------------------------------------------------------------------------------

                  Distribution Date Statement: March 15, 1999

 a. Aggregate Amount of Collections                                   $323,822,152.75
    Aggregate Amount of Interest Collections                          $  3,559,468.05
    Aggregate Amount of Principal Collections                         $320,262,684.70
    Investment Proceeds                                               $          0.00

 b. Series Allocation Percentage                                               100.00%
    Floating Allocation Percentage                                              60.69%
    Fixed Allocation Percentage                                                   N/A

 c. Total Amount Distributed on Series 1996-1                         $  1,433,145.94

 d. Amount of Such Distribution Allocable to Principal on 1996-1      $          0.00

 e. Amount of Such Distribution Allocable to Interest on 1996-1       $  1,433,145.94

 f. Investor Default Amount                                           $          0.00

 g. Draw Amount                                                       $          0.00

 h. Investor Charge Offs                                              $          0.00
    Amounts of Reimbursements                                         $          0.00

 i. Monthly Servicing Fee                                                        1.00%

 j. Expected Controlled Distribution Amount                           $          0.00

 k. Invested Amount                                                   $375,000,000.00

 l. Poor Factor                                                                100.00%

 m. Available Subordinated Amount                                     $ 78,139,381.89

 n. Reserve Fund Balance                                              $  1,875,000.00

 o. Principal Funding Account Balance                                 $          0.00
    Yield Supplement Account Balance                                  $  1,875,000.00

                                                                          Page 1
VW CREDIT,INC,- SERVICER
16 MAR 99

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                 MONTHLY SERVICE REPORT INPUT AND SUMMARY PAGE
                 ---------------------------------------------


TRANSACTIONS SUMMARY
--------------------
                                                                From                       To            Days
Current Period                                                  2-16-99                  3-14-99          27
Series Alocation Percentage                                                100.00%

Initial Principal Balance                                         $375,000,000.00
Outstanding Principal Balance                                     $375,000,000.00
Princiapl Balance Of Receivables for Determination Date           $678,956,040.11
Amount Invested in Receivables on Series Issuance Date            $375,000,000.00
Initial Interest Amount                                           $375,000,000.00
Invested Amount at the Begining of Period                         $375,000,000.00
Invested Amount                                                   $375,000,000.00
Required subordinated Amount                                      $ 78,139,381.89
Excess Funded Amount                                              $          0.00

Available Subordinated Amount(percious period)                    $102,318,395.58
Incremental Subordinated Amount (precious period)                 $ 15,837,773.18

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------
Yield Supplement Account Initial Deposit                          $  1,875,000.00
Yield Supplement Account Beginning Balance                        $  1,875,000.00
Yield Supplement Account Required Amount                          $  1,875,000.00

Reserve Fund Initial Deposit                                      $  1,875,000.00
Reserve Fund Required Balance                                     $  1,875,000.00
Reserve Fund Beginning Balance                                    $  1,875,000.00

Outstanding Carryover Amount-Beginning Balance                    $          0.00
Yield Supplement Account Draw Amount                              $          0.00
Outstanding Carryover Amount-Ending Balance                       $          0.00
Yield Supplement Account Balance-Ending Balance                   $  1,875,000.00
Yield Supplement Account Required Deposit Amount                  $          0.00

Reserve Fund Draw Amount                                          $          0.00
Reserve Fund Ending Balance                                       $  1,875,000.00
Reserve Fund Required Deposit Amount                              $          0.00

1 month LIBOR Rate (annualized)                                         4.9356300%
Certificate Coupon (annualized)                                         5.0956300%
Prime Rate (annualized)                                                 7.7500000%
Servicing Fee Rate (annualized)                                             1.000%
Excess Spread                                                           1.8143700%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Post Balance at the Beginning of Period                           $617,878,161.87%
Post Balance at the Ending of Period                              $648,560,796.81
Average Aggregate Principal Balance                               $633,219,479.34

Aggregate Principal Collections                                   $320,262,684.70
New Principal Receivables                                         $289,580,049.91
Receivables Added for Additional Accounts                         $          0.00
Investor Default Account                                          $          0.00
Net Losses                                                        $          0.00
Monthly Interest, Accrued, but not Paid                           $          0.00
Ineligible Receivables                                            $          0.00
Ineligible Receivables in Prior Collection Period                 $          0.00
Defaulted Receivables in Ineligible and Overconc. Accounts        $          0.00

MISCELLANEOUS DATA
------------------

Recoveries on Receivables Written Off                             $          0.00
Spread Over Prime for Portfolio                                              0.16%
Weighted Average Interest Rate                                               7.91%


MONTHLY SERVICER REPORT INPUT AND SUMMARY
-----------------------------------------

               PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
               --------------------------------------------------


               Net losses as a % of Avg. Receivables Balance (annualized)                      0.0%

               PORTFOLIO AND DEALERSHIP STATISTICS
               -----------------------------------

               Used Vehicles Receivables' Balance                                   $40,953,703.15
               Used Vehicle Percentage                                                       6.315%
               Used Vehicle Percentage During Last Collection Period                         6.774%
               Early Amortization Even?                                                         NO
               Largest Dealer or Dealer Affiliation Balance                         $21,678,556.36
               Largest Dealer Percentage                                                     3.509%

               Aggregate Principal Amount of Receivables of Dealers over 2%         $37,178,893.21
               Aggregate % Principal Amount of Receivables of Dealers over 2%                5.733%

               SUMMARY OF COLLECTIONS
               ----------------------

               Aggregate Amount of Collections                                     $323,822,152.75
               Aggregate Amount of Interest Collections                            $  3,559,468.05
               Investment Proceeds                                                 $          0.00
               Aggregate Amount of Principal Collections                           $320,262,684.70
               Asset Receivables Rate                                                        6.411%
               Use Asset Receivables Rate?                                                      NO
               Carryover Amount (this Distribution Date)                                        NA
               Total Carryover Amount                                                           NA

               PAYMENT RATE INFORMATION
               ------------------------

               Monthly Payment Rate                                                          50.58%
               Previous Collection Period Monthly Payment Rate                               70.42%
               Monthly Payment Rate 3 months ago                                             66.87%
               3-month Average Payment Rate                                                  62.62%
               12-month Minimum Payment Rate                                                 50.58%
               Early Amortization Event?                                                        NO

               ACCUMULATION PERIOD EARLY AMORTIZATION PERIOD
               ---------------------------------------------

               Entended Revolving Period?                                                      YES
               Last Day of Revolving Period                                                     NA
               Invested Account as of Last Day of Revolving Period                              NA
               Accumulation Period Length (months)                                              NA
               First Accumulation Date                                                 TO BE DETERMINED
               Expected Final Payment Date                                                      NA
               Required Participation Percentage                                              4.00%
               Principal Funding Account Balance                                   $          0.00
               Principal Payment Amount                                            $          0.00
               Controlled Deposit Amount                                           $          0.00

               TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
               -----------------------------------------

               Certificateholders
               ------------------
               i.   Monthly Interest Distribution                                  $  1,433,145.94
               ii.  Monthly Servicing Fee Distribution                             $    312,500.00
               iii  Reserve Fund Deposit Amount Distribution                       $          0.00
               iv.  Investor Default Amount Distribution                           $          0.00
               v.   Outstanding Carryover Amount Distribution                      $          0.00
               vi.  Yield Supplement Account Deposit Amount Distribution           $          0.00
                                                                                   ---------------
                         Excess Servicing                                          $    414,651.35

               Excess Servicing (Previous Period)                                  $    557,856.98

               DEFICIENCY AMOUNT
               -----------------

               Deficiency Amount                                                   $          0.00
               Draw Amount                                                         $          0.00

VW CREDIT, INC. -- SERVICER                                               PAGE 2
   16-MAR-99




              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

                    COLLECTIONS             ACCRUAL        DISTRIBUTION
                  ---------------        ------------    ----------------
From:                   16-Feb-99
To:                     14-Mar-99
Days:                          27

 LIBOR RATE            4.9356300%
  (1 month)

SERIES #                 1         Active
VC1 RATING:             N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                         SERIES                                       EXCESS       REQUIRED        REQUIRED       OUTSTANDING
SERIES       SERIES    ALLOCATION      INVESTED       SUBORDINATED    FUNDED     PARTICIPATION   PARTICIPATION    CERTIFICATE
NUMBER        NAME     PERCENTAGE       AMOUNT           AMOUNT       AMOUNT      PERCENTAGE        AMOUNT         BALANCE
------        ----     ----------       ------           ------       ------      ----------        ------         -------
         Trust                      $375,000,000.00  $78,139,381.89     $0.00         N/A       $15,000,000.00
       1 Series 1996-1   100.00%    $375,000,000.00  $78,139,381.89     $0.00        4.00%      $15,000,000.00   $375,000,000.00

VW CREDIT, INC. -- SERVICER                                               PAGE 3
16-MAR-99

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                                      EXCESS SPREAD CALCULATION
---------------                                                                      -------------------------
Initial Invested Amount                        $375,000,000.00                       Weighted Average Rate Charged to Dealers 7.91%
Invested Amount                                $375,000,000.00                       LIBOR                                    4.94%
Controlled Accumulation Amount                 $          0.00                       Certificate Rate (LIBOR+16 b.p.)         5.10%
Required Subordinated Amount                   $ 78,139,381.89                       Servicing Fee Rate                       1.00%
Annualized Servicing Fee Rate                             1.00%                      Investor Net Losses                      0.00%
First Controlled Accumulation Date            TO BE DETERMINED                                                                ----
Acculation Period Length (months)                          N/A                       Excess Spread                            1.81%
Expected Final Payment Date                                N/A
Initial Settlement Date                              28-Mar-96
Required Participation Percentage                         4.00%
Subordinated Percentage                                  14.29%

SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                         REQUIRED       EXCESS
                                                SERIES 1996-1         INVESTED         SUBORDINATED     FUNDING
PRINCIPAL RECEIVABLES                               TOTAL              AMOUNT             AMOUNT         AMOUNT
---------------------                               -----              ------             ------         ------
Series Allocation Percentage                            100.00%    $375,000,000.00    $78,139,381.89     $0.00
Beginning Balance                              $375,000,000.00               60.69%
 Floating Allocation Percentage                          60.69%
 Fixed Allocation Percentage                               N/A

Principal Collections                          $320,262,684.70     $320,262,684.70               N.A.      N.A.
New Principal Receivables                      $289,580,049.91     $289,580,049.91               N.A.      N.A.
Principal Default Amounts                      $          0.00     $          0.00               N.A.      N.A.
Receivables Added for Additional Accounts      $          0.00     $          0.00               N.A.      N.A.
Controlled Deposit Amount                      $          0.00                 N/A               N.A.      N.A.
Principal Allocation Percentage
"Pool Factor"                                     100.00000000%

Ending Balance                                 $375,000,000.00     $375,000,000.00    $78,139,381.89     $0.00
 Floating Allocation Percentage                          57.82%              57.82%


NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections                           $  2,160,297.29
Recoveries on Receivables Written Off          $          0.00
Investment Income                              $          0.00

VW CREDIT, INC. -- SERVICER                                               PAGE 4
16-MAR-99

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

SUBORDINATED AMOUNT & RESERVE FUND                     CURRENT              PREVIOUS
----------------------------------                     -------              --------
Available Subordination Amount (Previous)           $102,318,395.58      $101,853,406.68
 Required Subordination Draw Amount                 $          0.00      $          0.00
 Reserved Fund Funds to Inv. Default Amount         $          0.00      $          0.00
 Excess Servicing (Previous Period)                 $    557,856.98      $    464,988.90
                                                    ---------------      ---------------
(a) Available Subordinated Amount?                  $102,876,252.56      $102,318,395.58

(b) Available Subordinated Amount?                  $ 53,571,428.57      $ 53,571,428.57

Available Subordinated Amount                       $ 78,139,381.89      $ 69,309,201.75

Incremental Subordinated Amount                     $ 24,567,953.31      $ 15,737,773.18
  Overconcentration Amount                          $ 37,178,893.21      $ 22,689,394.84

Beginning Reserve Fund Balance                      $  1,875,000.00      $  1,875,000.00
Reserve Fund Required Balance                       $  1,875,000.00      $  1,875,000.00
Reserve Fund Draw                                   $          0.00      $          0.00
Reserve Fund Required Deposit                       $          0.00      $          0.00
Reserve Fund Deposit Amount                         $          0.00      $          0.00
Reserve Fund Release                                $          0.00      $          0.00
Ending Reserve Fund Balance                         $  1,875,000.00      $  1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections                      $  3,559,468.05      $  3 535,717.65
 Certificateholder Interest Collections             $  2,160,297.29      $  2,590,356.98
 Subordinate Interest Collections                   $    450,144.79      $    478,761.53
Investment Income                                   $          0.00      $          0.00
Reserve Fund Balance                                $  1,875,000.00      $  1,875,000.00
                                                    ---------------      ---------------
Total Interest Available                            $  4,485,442,08      $  4,944,118.51

Interest Shortfall                                  $          0.00      $          0.00
Additional Interest                                 $          0.00      $          0.00
Carry-over Amount                                   $          0.00      $          0.00
Carry-over Shortfall                                $          0.00      $          0.00
Additional Carry-over Shortfall                     $          0.00      $          0.00

Monthly Servicing Fee                               $    527,682.90      $    470,723,27
Investor Monthly Servicing Fee                      $    312,500.00      $    312,500.00